================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                 --------------

                                    FORM 8-K

                                 --------------

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT: FEBRUARY 25, 2000
             (DATE OF EARLIEST EVENT REPORTED: FEBRUARY 22, 2000)


                         ENCOMPASS SERVICES CORPORATION
                (FORMERLY NAMED GROUP MAINTENANCE AMERICA CORP.)
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      TEXAS                   1-13565                 76-0535259
(STATE OR OTHER             (COMMISSION           (I.R.S. EMPLOYER
  JURISDICTION              FILE NUMBER)          IDENTIFICATION NO.)
OF INCORPORATION)

     8 GREENWAY PLAZA, SUITE 1500
           HOUSTON, TEXAS                              77046
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 860-0100

================================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On February 22, 2000, in accordance with the terms of the Agreement and Plan of Merger, dated as of November 2, 1999, as amended (the "Merger Agreement"), between Group Maintenance America Corp. (the "Registrant") and Building One Services Corporation ("Building One"), Building One was merged with and into the Registrant. In connection with the merger, the Registrant changed its name to Encompass Services Corporation, and its common stock continues to be listed on the New York Stock Exchange under the symbol ESR.

     Under the terms of the Merger Agreement, each share of common stock, $.001 par value, of Building One ("Building One Common Stock") outstanding at the effective time of the merger was converted into the right to receive 1.25 shares of common stock, $.001 par value, of the Registrant (the "Registrant's Common Stock"). On February 21, 2000, there were 28,125,023 shares of Building One Common Stock outstanding, and thus upon the merger, the Building One stockholders became entitled to receive up to an aggregate of 35,156,279 shares of the Registrant's Common Stock. No fractional shares of the Registrant's Common Stock will be issued. In lieu of the issuance of any fractional shares of the Registrant's Common Stock, ChaseMellon Shareholder Services, L.L.C., as Exchange Agent and agent for the holders of Building One Common Stock, shall, as soon as practicable after the merger, sell the aggregate amount of fractional shares at then prevailing prices on the New York Stock Exchange in the manner provided for in the Merger Agreement. The Exchange Agent shall then determine the portion of this amount to which each holder of Building One Common Stock shall be entitled pursuant to the Merger Agreement. As soon as practicable after the determination of the amounts of cash, if any, to be paid to holders of Building One Common Stock in lieu of any fractional share interest, the Exchange Agent shall make available such amount to such holders of Building One Common Stock. The Registrant's Common Stock issued pursuant to the Merger Agreement was registered under the Securities Act of 1933, as amended, on Form S-4 (Registration No. 333-93649).

     In connection with the merger, the Registrant also issued to affiliates of Apollo Investment, L.P. 256,191 shares of the Registrant's 7.25% Convertible Preferred Stock (the "Preferred Stock") in exchange for $150 million in cash and all of the outstanding 7 1/2% convertible junior subordinated debentures of Building One. The Preferred Stock matures in 2012 and is convertible into the Registrant's Common Stock at a conversion price of $14.00 per share, subject to adjustment under certain circumstances. The cash was used to fund the right of the Registrant's shareholders to elect to receive in the merger cash for up to 50% of their shares of the Registrant's Common Stock at $13.50 per share, subject to proration. The cash election was over-subscribed, canceling 11,048,500 shares of the Registrant's Common Stock.

     Building One was a provider of integrated facilities services in the United States. A description of the assets and business of Building One is more fully set forth in, or incorporated by reference into, the Registrant's joint proxy statement/prospectus dated January 18, 2000 contained in Part I of the Registrant's Registration Statement on Form S-4 (Registration No. 333-93649)
which is included as Exhibit 2 hereto.   The Registrant intends to continue to
operate the business and assets of Building One in substantially the same manner as they were operated prior to the merger.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(a) and (b)    Financial Statements.

     Required financial statements will be filed in an amendment to this form not later than 60 days after the date that this initial report on Form 8-K is required to be filed.

(c)  Exhibits.

     The following exhibit has heretofore been filed with the Securities and Exchange Commission and is incorporated herein by reference and made a part hereof:

     2 - Prospectus dated January 18, 2000 contained in Part I of the
         Registrant's Registration Statement on Form S-4 (Registration No. 333-93649).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         ENCOMPASS SERVICES CORPORATION
                         (formerly named Group Maintenance America Corp.)



                         By: /s/ Randolph W. Bryant
                            -----------------------------------------------
                            Randolph W. Bryant
                            Vice President, General Counsel and Secretary


Date:  February 25, 2000